SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                              November 28, 2000

                       Central Capital Venture Corporation
             (Exact name of registrant as specified in its charter)

   Nevada                        0-9311                   87-0269260
State or other          (Commission File Number)            IRS
Jurisdiction                                             Employer
of incorporation)                                     Identification
                                                         Number)

       2660 TOWNSGATE ROAD, SUITE 310, WESTLAKE VILLAGE, CA 91361
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                             (805) 494-4766
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
































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ITEM 5.  OTHER MATTERS

Pursuant to a Special Meeting of the Shareholders of DataNet Information Systems, Inc., a wholly owned Investee Company of the Registrant on November 28, 2000, at 12:00 Noon PDT. Pursuant to Article Two, Meeting of the Shareholders, of the bylaws of this DataNet Information Systems, Inc., specifically, Section
2.10. "Written Consent in Lieu of Meeting. Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at lest a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required. "duly carried out by Waiver pursuant to DataNet Information Systems, Inc.'s Bylaws, UPON BALLOT DULY CAST AND CARRIED, BE IT RESOLVED, that the Company should remove its President and Chief Executive Officer, Mr. Bernie Budney, immediately as of this date for cause, and pursuant to the By-laws of this Corporation not provide him with Indemnification as provided within ARTICLE ELEVEN.

Whereas the following shareholder fixed his hand to such waiver; Mr. Rex E. Crim, being the President of Central Capital Venture Corporation prior to the twenty eighth day of November 2000, prior to 12:00 PM PST, as the time and his vote cast via email as the place of said special meeting.

Whereas the following non-shareholders, who were given such option only as a future remedy on a fully diluted basis fixed their hand to such waiver; Mr. Ely Jay Mandell for Jande International Holdings, Llc., and Mr. Leonard Ludwig for First Portland Corporation; prior to the twenty eighth day of November 2000, prior to 12:00 PM PST, as the time and his vote cast via email as the place of said special meeting. Whereas the following non-shareholders, who were given such option only as a future remedy on a fully diluted basis did not fix their hand to such waiver; Mr. Bernie Budney who abstained, and submitted a substitute ballot.

TOTAL VOTE TALLY 2,530,000 FOR THE PROPOSED RESOLUTION AS SET FORTH ABOVE, AND 1,870,000 ABSTAINING.

As previously indicated on Form 8-K dated October 18, 2000, Mr. Budney resigned from the Board of Directors of the Registrant. Furthermore Mr. Budney was removed for cause from the positions of President and Chief Executive Officer of DataNet Information Systems, Inc. (Nevada) on November 28, 2000, due to the vote of the Special Meeting of Shareholders.

On or about August 30, 2000, during the normal course of auditing the Company's first Investee Company, DataNet Information Systems, Inc., the Registrants' management with the help of the Registrants Independent Auditors, Grant Thornton LLP, discovered that Bernie Budney the President of DataNet Information Systems, Inc. (Nevada) placed assets purchased by the Registrant via the "MOTION AND MOTION BY DEBTOR FOR AN ORDER AUTHORIZING:(1) OBTAINING OF CREDIT PURSUANT TO BANKRUPTCY CODE SECTIONS 364(b), (c) AND (f) THROUGH THE ISSUANCE OF DEBTOR'S NOTES; AND (2) THE PURCHASE OF DATANET INFORMATION SYSTEMS, INC." dated January 12, 2000, belonging to Millennium Information Systems, Inc., specifically accounts receivables and customer accounts, into Datanet Information Systems, Inc. an Alberta, Canada Corporation (the "Alberta Corporation"). The Board of


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Directors of the  Registrant  did not authorize  these  actions,  nor were these actions authorized by any actions of the Board of Directors of DataNet Information Systems, Inc. (Nevada) ("DataNet"), and an Investee Company of the Registrant.

Grant Thornton LLP, the Company's independent auditors relied upon documentation in which Mr. Budney supplied them on or about March 10 2000, which indicated that DataNet owned 49% of the Alberta Corporation.

The Registrant's Investee Company DataNet relied upon documentation in which Mr. Budney supplied Ely Jay Mandell, a Director and Executive Vice President of DataNet, on or about August 30 2000, which indicated that DataNet owned 49% of the Alberta Corporation. Mr. Mandell thus immediately demanded the return of the additional 51% of the Alberta Corporation, as well as an explanation to Mr. Budney's actions. Mr. Budney responded that he set up a new Canadian Corporation so as to take advantage of Provincial employment tax credits, and other benefits. However, since DataNet was not receiving full benefit for its investment, as well as the unauthorized conveyance of Assets, would be viewed as a fraudulent transfer, Mr. Mandell immediately reported his findings to the Board of Directors of the Registrant.

Since that time Mr. Budney had been negotiating with the Board of Directors of the Registrant, and with the Board of Directors of DataNet, as to an exit strategy whereas he would resign as an Officer and Director of DataNet, but would retain his monthly income, through a consulting contract or his existing notes, and would retain ownership equity of DataNet common stock pursuant to the Central Capital Venture Corporation Preferred A Shares, he already owned. Mr. Budney has hired an attorney Mr. Norman R. St. Arnaud to represent him on or about November 28,2000, whereas he had on that day put in writing to DataNet Information Systems, Inc. his formal demand for payments of his promissory notes, drawn against the Company. On November 28,2000 DataNet Information Systems, Inc. (Nevada) hired David Edsall, and Tim Camarena, as Litigation Counsel, to recover the property of DataNet Information Systems, Inc. (Nevada), the Alberta Corporation offices by Mr. Budney, to date this disagreement has not been litigated nor resolved.

It was then further ascertained, from Certified Copies of Documents provided by Alberta Service Bureau, Inc., from November 29, 2000 through December 1, 2000. That Mr. Bernie Budney, or his Agent of Corporation, or other agents acting on the Alberta Corporations behalf caused the following documents to be filed with the Province of Alberta; (1) Millennium Information Systems Inc. was incorporated on February 25, 1997 and underwent a name changed to Datanet Information Systems Inc. (the "Alberta Corporation") on January 5, 2000. It is unknown what account payables or contracts, balance sheet, or income statements, were associated with Millennium Information Systems Inc. as of that date. The accounts purchased by the Registrant from Millennium Information Systems Inc., and Bernie Budney, and their associated income, had been always credited to Datanet Information Systems Inc. (the "Alberta Corporation") previously known as Millennium Information Systems, Inc., to date the Registrant, or the Directors of DataNet are not allowed access to the books and records of the Alberta Corporation. (2) On or about March 8, 2000, Mr. Bernie Budney, or the Agent of the Corporation Delta Financial Corporation, or another agent acting on the Alberta Corporations behalf conveyed a minority ownership interest of the Alberta Corporation (49%) to DataNet without the required actions of the Board


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of Directors of the Registrant,  nor required actions authorized of the Board of
Directors of DataNet an Investee Company of the Registrant. This action was purportedly for the annual report for the 2000 calendar year. (3) On or about May 15, 2000, Mr. Bernie Budney, or the Agent of Corporation Denise Budney, Mr. Budney's Spouse, or another agent acting on the Alberta Corporations behalf re-conveyed the ownership of the Alberta Corporation to 100% to Mr. Budney's name without the required actions of the Board of Directors of the Registrant, nor required actions authorized of the Board of Directors of DataNet an Investee Company of the Registrant. This action was purportedly for the annual report for the 1999 calendar year, however, the most recent official records of the Corporate Registry reflects Mr. Budney as 100% shareholder.

DataNet still is a going concern and is an operating Company. Ely Jay Mandell was elected to the additional position as acting President and Mr. David A. Kekich was elected to the position as Director, until such time as a new management team can be sought.

DATED: November 28, 2000

(c) Exhibits

      99.1        Alberta  Corporation/Non-Profit  Search Corporate Registration
                  System.

      99.2 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 2000/05/15

      99.3 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 2000/03/08

      99.4 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 1998/06/30























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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Central Capital Venture Corporation
                                           (Registrant)

                              By: /s/ Rex E. Crim
                              ---------------------------------
                                  Rex E. Crim
                                  President & CEO



EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
----------     --------------------------------------------------------------

   99.1        Alberta  Corporation/Non-Profit  Search Corporate Registration
               System.

   99.2 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 2000/05/15

   99.3 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 2000/03/08

   99.4 Certified Copy Annual Returns for Alberta and Extra-Provincial Corp.- Proof of Filing date 1998/06/30

























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